GOLDMAN SACHS TRUST

Goldman Sachs Domestic Equity Funds

Class A, B, C, Service and Institutional Shares of
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund

Supplement dated November 27, 2007 to the

Prospectuses dated December 29, 2006

Effective January 3, 2008, the fourth and fifth paragraphs under “What Else Should I Know About Share Purchases?” in the section of each Prospectus titled “Shareholder Guide” are deleted in their entirety and replaced with the following:

The Goldman Sachs Mid Cap Value and Small Cap Value Funds (the “Closed Funds”) are generally closed to new investors. The following investors of the Mid Cap Value Fund and the Small Cap Value Fund, however, may make purchases and reinvestments of dividends and capital gains into the Closed Funds:

■	Current shareholders of the respective Closed Funds; once a shareholder closes all accounts in a Closed Fund, additional investments into such Closed Fund may not be accepted;

■	Members of the portfolio management teams of the respective Closed Funds; and

■	Trustees and officers of the Trust.

Additionally, the following investors of the Small Cap Value Fund may make purchases and reinvestments of dividends and capital gains into the Small Cap Value Fund:

■	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Qualified Defined Contribution and Benefit Plans (as defined below) making an initial investment of $75 million or less through financial institutions that, as of the closing date of the Small Cap Value Fund, had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the Small Cap Value Fund; and (ii) certain financial institutions making an initial investment of $75 million or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $75 million if the initial investment was expected to be less than $75 million at the time Goldman Sachs received a preliminary written commitment to invest in the Small Cap Value Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans.

In addition, the following investors of the Mid Cap Value Fund may make purchases and reinvestments of dividends and capital gains into the Mid Cap Value Fund:

■	Certain financial institutions making an initial investment of $10 million or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds. Such institutions may make an initial investment in excess of $10 million if the initial investment was expected to be less than $10 million at the time Goldman Sachs received a preliminary written commitment to invest in the Mid Cap Value Fund;

■	Investors in a discretionary mutual fund wrap program where (i) such program together with non-discretionary mutual fund wrap programs maintained by the same sponsor had at least $10 million invested in the Fund as of the closing date of the Mid Cap Value Fund, and (ii) the sponsor of such program has the appropriate controls in place to implement this Fund closure policy properly; and

■	Certain retirement plans funding new accounts with initial investments of $10 million or less in accordance with the conditions of a prior exception to the Fund closure policy, to the extent that (i) such investments are made through a group annuity or similar registered retirement product that has not yet updated its menu of fund offerings, provided, however, that the Mid Cap Value Fund shall be removed from the menu of fund offerings at the time of the next regularly scheduled product update; (ii) such retirement plan had opened the account on the books and records of the Fund or an intermediary prior to January 3, 2008; or (iii) such retirement plan is opening a new Fund account in connection with a proposed platform change of which Goldman Sachs was informed prior to January 3, 2008. Retirement plans that do not open accounts by the date specified in (ii) above may still make an initial investment in the Mid Cap Value Fund on or prior to June 30, 2008, if the retirement plan provides Goldman Sachs with certain information verifying that the Fund was included in a request for proposal presented to such retirement plan on or prior to November 30, 2007.

This Supplement should be retained with the Prospectus for future reference.

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MSCAPSTK2 11-07